UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

 Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 21, 2003

(Date of Report, date of earliest event reported)

Stage Stores, Inc.

(Exact name of registrant as specified in its charter)

000-21011

(Commission File Number)

NEVADA (State or other jurisdiction of incorporation)	91-1826900 (I.R.S. Employer Identification No.)
10201 Main Street, Houston, Texas (Address of principal executive offices)	77025 (Zip Code)

(713) 667-5601

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. Other Events and Regulation FD Disclosure

On August 21, 2003, Stage Stores, Inc. entered into a new five year, $175 million senior secured revolving credit facility that replaced the Company's former credit facility which was scheduled to mature in August 2004.

ITEM 7. Financial Statements and Exhibits
    Financial statements of business acquired.

    Not applicable.

    Pro forma financial information.

    Not applicable.

    Exhibits.

99.1 News Release issued by Stage Stores, Inc. on August 21, 2003 announcing results for the second quarter ended August 2, 2003 and also provides update on private label credit card program transaction and announces new credit facility.

ITEM 12. Results of Operations and Financial Condition

On August 21, 2003, Stage Stores Inc. issued a news release announcing results for the second quarter ended August 2, 2003 and also provides update on private label credit card program transaction and announces new credit facility.  A copy of the news release is attached to this Form 8-K as Exhibit 99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                STAGE STORES, INC.

August 25, 2003                                                                      /s/ Michael E. McCreery

(Date)                                                                                      Michael E. McCreery

                                                                                                Executive Vice President and Chief

                                                                                                Financial Officer